Exhibit 10.14

FIRST MODIFICATION
OF OPEN-END MORTGAGE DEED
AND SECURITY AGREEMENT

THIS FIRST MODIFICATION OF OPEN-END MORTGAGE DEED is made as of the 1st day of October, 2008, by and between GDC NAUGATUCK, INC., a Delaware corporation, whose address is 6 Rubber Avenue, Naugatuck, Connecticut 06770. (the “Mortgagor”) and HOWARD S. MODLIN AND JOHN L. SEGALL, with an address at 445 Park Avenue, New York, New York 10022  06103 (the “Mortgagee”).

W I T N E S S E T H:

WHEREAS, Mortgagor’s parent, General DataComm Industries, Inc. (“GDC”) is obligated for the payment of all sums due under Notes in the aggregate amount of $2,755,945.21 as of October 1, 2008 plus accrued interest as set forth in Exhibit A hereof (the “Notes”) issued to Mortgagee and the payment of such Notes is secured by an (i) Additional Senior Security Agreement by and among Mortgagor, General DataComm, Inc., DataComm Leasing Corporation, GDC Federal Systems, Inc., GDC Holding Company, LLC, GDC Realty, Inc. and GDC, as Debtors and Mortgagee dated as of December 30, 2003 as amended (the “Security Agreement”) and (ii) an Amended and Restated Guaranty dated September 30, 2008 from GDC to the Mortgagee securing the obligations under the Notes; and

WHEREAS, the obligations of the Mortgagor are secured by an Open-End Mortgage Deed from the Mortgagor to Mortgagee, dated December 7, 2006 and recorded in Volume _____ at Page _____ of the __________ Land Records (the “Mortgage), encumbering certain real property described in the Mortgage (the “Property”); and

WHEREAS, Mortgagor and Mortgagee desire to amend the terms and conditions of the Mortgage to amend the Note of even date herewith.

NOW THEREFORE, in consideration of the foregoing, and in consideration of $1.00 and other valuable consideration received to the full satisfaction of the Mortgagor, the Mortgagor and the Mortgagee hereby agree as follows:

The Mortgage is hereby amended as follows:
The second full paragraph on Page 1 of the Mortgage is deleted in its entirety and the following is substituted in lieu thereof:
“WHEREAS, Mortgagor’s parent, General DataCom Industries, Inc. (“GDC”), having a principal address of 6 Rubber Avenue, Naugatuck, CT 06770 is obligated for the payment of all sums due under notes in the aggregate amount of $2,755,945.21 as of October 1, 2008 plus accrued interest as set forth in Exhibit A hereof (the “Notes”) issued to Mortgagee and the payment of such Notes is secured by an Additional Senior Security Agreement by and among Mortgagor, General DataComm, Inc., DataComm Leasing Corporation, GDC Federal Systems, Inc., GDC Holding Company, LLC, GDC Realty, Inc. and GDC, as Debtors and Mortgagee dated as of December 30, 2003 as amended (the “Security Agreement”), which Security Agreement constitutes a commercial revolving loan agreement allowing for a maximum indebtedness of $3,500,000;

(b)           The following is added as a new third, fourth and fifth paragraphs of the Mortgage:

“WHEREAS, each of the Notes is in a form attached hereto as Exhibit C and made a part hereof;

WHEREAS, each of the Notes has a maturity date on or before July 31, 2009 (the “Maturity Date”);

WHEREAS, Mortgagor, has executed an Amended and Restated Guaranty dated October 1, 2008, in favor of Mortgagee, a copy of which is attached hereto as Exhibit D and made a part hereof guarantying the obligations of GDC under the Notes and the Security Agreement, and”

(c)           The current third paragraph on Page 1 of the Mortgage is hereby deleted and the following is substituted in lieu thereof as a sixth paragraph of the Mortgage:

“NOW, THEREFORE, to secure the full and prompt payment and performance of all such amounts under the Notes, the Security Agreement and the Amended and Restated Guaranty, as well as under this Mortgage (such amounts being referred to herein as the “indebtedness”) in a maximum amount of $3,500,000, on or before the Maturity Date, and in consideration of other valuable consideration, receipt of which is hereby acknowledged, Mortgagor hereby gives, grants, bargains, sells and confirms unto Mortgagee, its successors and assigns, forever, the following property rights, privileges, and franchises (collectively, the “Mortgaged Property”);”

(d)           Article I, Section 1.1 “Payment of Secured Obligations” is hereby deleted in its entirety and the following is substituted in lieu thereof:

“1.1           Payment of Secured Obligations.           Mortgagor shall pay when due on or before the Maturity Date, the principal of, and the interest on the indebtedness and all charges, fees and other amounts due under the Obligations, the Notes and the Amended and Restated Guaranty, and shall otherwise comply with all the terms of the Loan Agreement, the Loan Documents, the Security Agreement, the Notes, the Mortgage in favor of Atlas Partners Mortgage Investors, LLC, this Mortgage, the Amended and Restated Guaranty and any other agreements related to the Security Agreement, the Notes or the Amended and Restated Guaranty.”

(e)           Article 4, Section 4.12 “Open End Mortgage” is hereby deleted in its entirety and the following is substituted in lieu thereof:

“4.12           Open End Mortgage.           This Mortgage is an “open-end” mortgage and the holder hereof shall have all the rights, powers and protection to which the holder of any open-end mortgage is entitled, including, without limitation, those rights, powers and protections included in Conn. Gen. Stat. sec. 49-2, as may be amended.  It is further agreed that upon request of GDC, Mortgagee may hereafter, at its option, at any time before full payment of this Mortgage, make further advances to GDC in amounts and at such rates of interest as Mortgagee shall determine in accordance with the provisions of the Loan Documents, and every such further advance shall be secured by this Mortgage and evidenced by the Loan Documents, which include commercial revolving loans, provided, that the amount of the principal secured by this Mortgage and remaining unpaid shall at no time exceed the original principal sum secured hereby of $3,500,000 and provided that the time of repayment of such advancement shall not extend the time of repayment beyond the Maturity Date. The Security Agreement secured by this Mortgage is a “commercial revolving loan” as such term is defined in Conn. Gen. Stat. sec. 49-2(c).”

Exhibit A of the Mortgage is hereby deleted in its entirety and is replaced by Exhibit A attached hereto and made a part hereof.
3.             Exhibit C attached hereto and made a part hereof shall be Exhibit C of the Mortgage

4.             Exhibit D attached hereto and made a part hereof shall be Exhibit D of the Mortgage.

5.             Except as specifically modified hereby, all other terms and conditions of the Mortgage shall continue in full force and effect.
Remainder of page intentionally left blank-
signature and acknowledgment pages to follow

IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have caused this First Modification of Open-End Mortgage Deed and Security Agreement to be executed as of the date first set forth above.

Signed and delivered in the presence of	MORTGAGOR: GDC NAUGATUCK, INC.

By:
William G. Henry
(print name)	Its Vice President

(print name)

MORTGAGEE:

(print name)	Howard S. Modlin

MORTGAGEE:
(print name)

John L. Segall
(print name)

(print name)

STATE OF CONNECTICUT	)
) ss.:
COUNTY OF NEW HAVEN	)

On this _____ day of __________, 2008, before me, the undersigned officer, personally appeared William G. Henry, as Vice President GDC Naugatuck, Inc., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed GDC Naugatuck, Inc..

Notary Public
My Commission Expires:

STATE OF CONNECTICUT	)
) ss.:
COUNTY OF NEW HAVEN	)

On this _____ day of __________, 2008, before me, the undersigned officer, personally appeared Howard S. Modlin, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed before me.

Notary Public
My Commission Expires:

STATE OF CONNECTICUT	)
) ss.:
COUNTY OF NEW HAVEN	)

On this _____ day of __________, 2008, before me, the undersigned officer, personally appeared John L. Segall, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed before me.

Notary Public
My Commission Expires:

EXHIBIT A

Schedule of Notes

EXHIBIT C

Form of Note to be attached

EXHIBIT D

Form of Amended and Restated Guaranty